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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-89753) of Women.com Networks, Inc. of our reports dated January 25, 2000, relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

San Jose, California
March 24, 2000